WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.

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Independent auditors' consent
______________________________________________________________________________

The board and shareholders
IDS Tax-Free Money Fund, Inc.:



We consent to the use of our report incorporated herein by reference and to the references to our
Firm under the headings "Financial highlights" in Part A and "INDEPENDENT AUDITORS" in
Part B of the Registration Statement.



				 			 KPMG Peat Marwick LLP



Minneapolis, Minnesota
February 7, 1997












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